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                                  EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 2-69298, 33-14850, 2-80045, and 33-51098) and related prospectuses of our report dated January 18, 1995, with respect to the consolidated financial statements and schedule of Houghton Mifflin Company included in the Annual Report (Form 10-K) for the year ended December 31, 1994.




                                                /S/ERNST & YOUNG  LLP


Boston, Massachusetts
March  15, 1995

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